FORM N-CSR/A

  CERTIFIED SHAREHOLDERS REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




Investment Company Act file number                   811-10419

Exact Name of registrant as specified in charter     NorthQuest Capital
                                                     Fund, Inc.

Address of principal executive offices               16 Rimwood Lane
                                                     Colts Neck, NJ 07722

Name and address of agent for service                Peter J. Lencki
                                                     16 Rimwood Lane
                                                     Colts Neck, NJ 07722

Registrants telephone number, including area code    732-842-3465

Date of fiscal year end:                             12/31/07

Date of reporting period:                            12/31/07




The registrant is filing this amendment to include the text of item 4(b) under the heading of "Certification"; and the titles of the undersigned under the section titled "Certification".






























                                      -i-



(page)
Item 1. Report to Shareholders.



















                         NORTHQUEST CAPITAL FUND, INC.

                                ANNUAL REPORT

                              DECEMBER 31, 2007


















                         NorthQuest Capital Fund, Inc.
                                16 Rimwood Lane
                             Colts Neck, NJ  07722
                                 1-800-698-5261

                             www.NorthQuestFund.com












                                     -ii-



(page)


                         NORTHQUEST CAPITAL FUND, INC.




To the Shareholders of NorthQuest Capital Fund, Inc.:

    Our Fund began the year at a share price of $13.35 and ended 2007 at at $12.85. The Fund's total return for this period decreased 3.69%. The fol-lowing table may be helpful in comparing the Fund's performance with other in-dexes.
             Index            2007 Performance            Year-To-Date
             -----                                        ------------
             D.J.I.A.                                         6.43 %
             NASDAQ                                           9.81 %
             S&P 500                                          3.53 %
             S&P 500 with reinvested dividends                5.49 %

Fund Performance by Industry
    The Fund's investment portfolio consists of several industry groups. The top performing industries in the Fund's portfolio and their respective leaders for 2007 were the following:

        1.  Defense      19.69%    General Dynamics up 19.69%
        2.  Energy       17.44%    Exelon Corporation up 31.91%
        3.  Chemicals     6.99%    Exxon Mobil Corporation up 22.26%

The groups in the Fund's portfolio that underperformed and their respective com-panies with the lowest returns include:

        a.  Financials   -37.26%   Washington Mutual down 70.08%
        b.  Publishing   -35.59%   McGraw-Hill down 35.59%
        c.  Food         -20.88%   Hershey Company down 20.88%
        d.  Technology    -5.89%   Symantec Corp. down 22.59%
        e.  Medical       -3.89%   Amgen Incorp. down 32.02%
        f.  Insurance      0.63%   Allstate Corporation down 19.78%
        g.  Industrials    4.00%   Diebold Incorporated down 37.81%

    The financial industry's problems with real estate loan defaults and write-downs negatively impacted our performance. Low interest rates, rising home/com-mercial property prices and political pressure to increase home ownership that had prevailed lulled banks and other mortgage related businesses to offer loans to high risk borrowers. One of our holdings, Washington Mutual ("WM"). engaged in this type of lending activity. WM is making drastic changes to its lending operations and will need several quarters to return to profitability. At this time I remain cautiously optimistic that WM management can reverse this situa-tion. Otherwise it may become a takeover target.
    Another bank stock in our portfolio, Bank of America ("BAC"), sufferred from lower profits (from exposure to real estate lending and poor investment bank trading results). BAC is taking corrective action by cutting costs, personnel and risk (in securities trading and lending standards). Additionally, BAC an-nounced its intentions to acquire Countrywide Financial Corp. ("CFC"). CFC is a major mortgage lender in the U.S. CFC has encountered significant loan losses and needs a large capital infusion (BAC invested $2 billion into CFC earlier in
2007). More time and information is required to fully assess these BAC develop-ments.
    Amgen, Allstate, Diebold, McGraw-Hill and Symantec have company specific problems that hurt their performances this past year. I believe these companies will get back on track to producing consistent returns. And finally let me
                                       1



(page)

discuss the Hershey Company ("HSY") situation. Hershey has replaced its CEO and directors on its board. This shakeup occurred at the request of the Hershey Trust Company (the "Trust" manages the proceeds for the Milton Hershey School for underprivileged children and the M.S. Foundation) which is the controlling shareholder of Hershey common stock. The Trust has been sending conflicting sig-nals to Hershey management over the past few years (one day it wants to sell the business and the next day it wants to maintain control over the business). Some believe that the Hershey Trust is putting its personal interests ahead of the business interests of the Hershey Company. The Fund will remain patient at this time for the sake of the late Milton Hershey.
    In retrospect some may say that it would have been wise to have sold some of these common stock securities before they lost value or to have sold them as they fell in value. I believe that most, if not all, of these companies will overcome their mistakes and/or misfortunes and revert to their past performances of consistent returns to their shareholders. In some of these securities, the Fund has already made additional purchases (especially where the sell offs were overdone).
    The Fund follows conservative investment principles such as ignoring short-term stock market turbulences (exception: government intervention and/or over-regulation). But the Fund will not ignore a company that becomes short-term oriented. For example, if a company owned by the Fund changes its long-term strategies and committments (such as an expensive acquistion in an unrelated industry) for short-term gain, the Fund will adjust its long-term assessment to a short-term assessment and consider selling the holding.
    2008 will be an interesting year. The fall elections and the slowing economy will present challenges to conservative investors. Let us hope that informed citizens will vote in patriots who will propose and pass policies to reduce government intrusion and keep the U.S. economy growing, strong and free of ex-cess regulation. A strong and free business environment is required to maintain our superpower military status which will defend and protect our principles of American individualism (freedom) here and abroad.
    You will find enclosed information and commentary about the Fund's holdings, year-end financial statements and the Auditors opinion stated in the Report of Independent Registered Public Accounting Firm. Please do not hesitate to call or write me any comments or questions that you may have about this report. Thank you again for your trust, confidence, and investments.


Sincerely,


/s/ Peter J. Lencki
    President

















                                       2



(page)
NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio
These comments are not recommendations to buy or sell these common stocks but to give our shareholders a short-term snapshot or perspective of Fund equity hold-ings as of 12/31/07. It should be noted that Fund investment transactions are based on many factors (including long-term analysis).
SECURITY                          STOCK SYMBOL
--------                          ------------
Allstate Corporation                  ALL
Allstate Corporation sells auto, property/casualty and life insurance throughout the U.S. This security decreased 19.8% in 2007. Allstate has been cutting back offering homeowners' insurance coverage in high risk locations prone to hurri-canes and/or earthquakes. The current ALL share price is undervalued.

Amgen Incorporated                    AMGN
Amgen is a biotechnology company that develops medical products to help patients who are suffering from specific types of ailments such as cancer, arithritis and anemia. The Food and Drug Administration has taken regulatory action against an Amgen drug (Aranesp) which is a major contributor to Amgen's revenues and pro-fits. AMGN is cutting costs to adjust to the lost sales. Its stock price was down 32.0% this year. Currently AMGN is a core holding and undervalued.

Bank of America                       BAC
BAC is one of the largest banks in the United States. Bank of America earnings declined from losses in its investment bank unit and from an increase in loan loss reserves (growing credit card losses and weak mortgage market). BAC was down 29.4% in 2007 and is overvalued.

Berkshire Hathaway                    BRKB
Berkshire is a conglomerate that owns many different types of businesses and has investments in several common stock securities. Berkshire benefited from another quiet hurricane season and remains on the hunt for acquisitions (especially those outside the U.S.). BRKB was up 29.2% in 2007. Berkshire is undervalued at this time and remains a core holding in the Fund's portfolio.

ChoicePoint                          CPS
CPS collects risk management/anti-fraud information on individuals and provides this data to government agencies and businesses. CPS continues to buy back its shares. ChoicePoint's share price declined 7.5% for the year and is undervalued at its current price.

Cisco Systems                        CSCO
Cisco produces, services, and supplies computer-networking equipment, which con-nect many local computer networks into one network (via the internet). Cisco recently disclosed a slowing of communications equipment sales to businesses. CSCO's share price decreased 1.0% in 2007 and is undervalued.

Diebold Inc.                          DBD
DBD produces and services ATM machines, point of sale systems, electronic voting machines and alarm systems. The U.S. Securities and Exchange Commission is in-vestigating the accounting method used by DBD in recording equipment sales. A restatement of financial statements will likely be required. Diebold's stock price decreased 37.8% and is undervalued at this time.

Donaldson Co.                         DCI
Donaldson manufactures filters for many different industries such as heavy duty trucks, industrial gas turbines and computers. DCI is expanding internationally and its price per share grew 33.6% in 2007. Donaldson is overvalued at this time.
                                       3



(page)
NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio (continued)
These comments are not recommendations to buy or sell these common stocks but to give our shareholders a short-term snapshot or perspective of Fund equity holdings as of 12/31/07. It should be noted that Fund investment transactions are based on many factors (including long-term analysis).
SECURITY                          STOCK SYMBOL
--------                          ------------
E.I. du Pont de Nemours and Company   DD
Du Pont is one of the largest chemical companies in the U.S. The share price of DD decreased 9.5% in 2007. Du Pont continues to cut costs and expand into other industries such as agriculture (developing new types of seeds) and cleaner burning fuel technology. DD is undervalued at this time.

Exelon Corporation                    EXC
Exelon is a utility company that serves customers in the Midwest and mid-Atlantic areas of the U.S. EXC operates power plants supplied by coal, natural gas, and nuclear power. The Illinois legislature and EXC have worked out an agreement to settle utility bill rates charged to customers of EXC's power com-pany, Commonwealth Edison (the "ComEd"). EXC's price per share increased 31.9% in 2007 and is undervalued.

Fiserv Inc.                           FISV
Fiserv is a service provider that handles administrative and transaction pro-cessing for financial companies. FISV sold its health care and investment admin-istrative services units. Fiserv purchased CheckFree which produces software for internet banking. FISV's stock price increased 5.9% in 2007 and is currently undervalued.

General Dynamics                      GD
GD manufactures private and business-jet aircraft, military vehicles, munitions, naval ships and equipment, and hi-tech information systems to integrate all as-pects of military operations. General Dynamic's stock price increased 19.7% per share in 2007 and is undervalued. GD is a core holding in the Fund.

General Electric                      GE
GE is a large conglomerate which includes businesses in many industries from home appliances to turbine-generators (for power utility companies). General Electric is buying back GE shares. GE receives 50% of its revenues from outside the U.S. GE's stock price decreased .4% in 2007 and is undervalued at this time.

Hershey Foods                         HSY
Hershey produces chocolate and non-chocolate sweets under the Hershey name. Hershey continues to market dark chocolates. A new management team and a change in the composition of members on the board of directors occurred at year-end. The HSY share price declined 20.9% in 2007. Hershey is overvalued.

McGraw-Hill                           MHP
MHP publishes text books for schools and provides professional information through its magazines; Business Week, Platts, and Aviation Week. MHP also furn-ishes financial data and services through its Standard & Poors division. The McGraw-Hill share price declined in late 2007 due to less bond issuance (fewer bonds to rate means less rating fees) and the threat of litigation (S&P rating system is being challenged). MHP was down 35.6% in 2007 and is presently under-valued.

Medtronic, Inc.                       MDT
MDT is a manufacturer of many medical products for or related to the human heart (such as pace makers, defibrillators, and coronary stents). Medtronic also pro-vides products and services for patients with inner ear, bladder, spinal and diabetic conditions. MDT was down 6.05% for 2007 and is undervalued.
                                       4


(page)
NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio (continued)
These comments are not recommendations to buy or sell these common stocks but to give our shareholders a short-term snapshot or perspective of Fund equity holdings as of 12/31/07. It should be noted that Fund investment transactions are based on many factors (including long-term analysis).
SECURITY                          STOCK SYMBOL
--------                          ------------
New Jersey Resources                  NJR
NJR is a holding company that sells natural gas in New Jersey and offers other energy utility services to customers from Texas to New England and parts of Canada. New Jersey Resources delayed the reporting of its financial statements due 09/30/07 to verify its treatment of derivative contracts which are used as hedging devices. NJR's share price increased 3% in 2007. NJ Resources is cur-rently overvalued.

Pfizer, Inc.                          PFE
Pfizer is a pharmaceutical company whose share price decreased 12.2% in 2007. Several of PFE's drugs will lose their patent protection over the next five years. Pfizer has about $22 billion in cash, continues to cut costs and may make a large acquistion (to gain a pipeline of new drugs). This stock is under-valued.

Reliance Steel & Aluminum             RS
RS is an efficient producer of thousands of metal products which are utilized in many industries. Reliance manufacturing facilities are located throughout the U.S. Other locations include: Canada, Europe, South Korea and China. RS was up 37.6% in 2007 and is undervalued at this time.

Sealed Air                            SEE
SEE is a worldwide manufacturer of protective packaging products such as bubble wrap, foam protectors, and food packaging materials. Sealed Air stock was down 28.7% in 2007. Sealed Air costs rose due to the rising price of resin. Currently, SEE is undervalued.

Stryker Corp.                         SYK
SYK designs, manufactures and markets medical devices (power instruments used in surgery), equipment (stretchers and maternity beds), and orthopaedic implants (hip, knee, shoulder and spinal). Stryker stock increased 35.6% in 2007. SYK has nearly $2 billion in cash and very little debt. Currently, this security is undervalued and remains a core holding.

Symantec Corp.                        SYMC
SYMC is a software company that develops, markets, and supports computer pro-grams to protect personal computers (Norton products) and businesses (commercial contracts) from computer viruses and other types of security breaches. Symantec continues to digest the Veritas merger (which is taking longer than expected). SYMC's share price rose 22.6% in 2007 and is fairly valued.

Technitrol, Inc.                      TNL
TNL designs, manufactures and markets electrical contacts and other electrical components, which are used in many industries from consumer electronics to auto-mobiles. TNL's price per share increased 19.6% in 2007 and is undervalued.

3M Company                            MMM
3M manufactures and sells thousands of products worldwide. These products range from scotch tape and "Post-It" Notes to surgical masks and "Scotchgard Carpet Cleaner". MMM's price per share rose 8.2% in 2007. MMM continues to buy back its shares. Currently MMM is undervalued.
                                       5



(page)
NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio (continued)
These comments are not recommendations to buy or sell these common stocks but to give our shareholders a short-term snapshot or perspective of Fund equity holdings as of 12/31/07. It should be noted that Fund investment transactions are based on many factors (including long-term analysis).
SECURITY                          STOCK SYMBOL
--------                          ------------
U.S. Bancorp                          USB
USB is the 6th largest financial holding company in the U.S. with 2,472 branch offices and 4,841 ATMs. The bank's exposure to low quality real estate loans has been contained so far. The Fund purchased additional shares of USB during the third quarter. U.S. Bancorp's share price decreased 12.3% for 2007 and is under-valued.

Washington Mutual                     WM
WM is the largest savings bank in the U.S. with over 2,500 offices. This company offers consumer and commercial lending, insurance, online internet services, and credit card accounts. The housing downturn continues to negatively affect WM's mortgage and refinancing businesses. Washinton Mutual has increased its loan loss reserve to approximately $2 billion and will report a loss for 2007. Management is evaluating all of its businesses to reduce credit risk exposure and has exited the sub-prime market. WM's share price decreased 70.0% in 2007 and is overvalued.

Exxon Mobil Corporation               XOM
XOM's stock price was up 22.3% in 2007. Oil prices have started to decline which will eventually negatively impact Exxon Mobil's revenues and net profits. As stated last year, Exxon has many strengths; including low long-term debt, a very efficient operation, and a large stock buyback program to purchase XOM stock. XOM is overvalued at this time.




























                                       6




(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                     Top Ten Holdings and Asset Allocation
                     -------------------------------------
                               December 31, 2007
                               -----------------
                       *
       Top Ten Holdings                               Asset  Allocation
      (% of Nets Assets)                              (% of Net Assets)
      ------------------                              -----------------

General Dynamics Corp.  10.60%                  Chemicals               8.30%

Berkshire Hathaway       7.15%                  Defense                10.60%

Stryker Corp.            6.82%                  Energy                  6.27%

Fiserv Inc.              5.51%                  Financial               6.55%

McGraw-Hill              4.78%                  Food                    2.50%

3M Company               4.69%                  Industrial             15.79%

General Electric Co.     4.12%                  Insurance              14.06%

Exelon Corporation       3.89%                  Medical                17.72%

Allstate Corporation     3.73%                  Publishing              4.78%

Amgen Incorp.            3.69%                  Technology             10.22%
                         -----
                        54.98%                  Other Assets
                        ======                  less liabilities, Net   3.21%
                                                                       ------
                                                                      100.00%
                                                                      =======







* Portfolio holdings are subject to change and are not recommendations of individual stocks.

















                                       7




(page)

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                                   EXPENSES
                                   --------
                               December 31, 2007
                               -----------------

EXPENSES EXAMPLE
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund operating expenses. This example is intended to help you under-stand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2007 to December 31, 2007.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the ex-penses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then mutliply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical ac-count values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on-going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Expenses Paid
                     Beginning             Ending               During Period *
                   Account Value        Account Value           July 1, 2007 to
                   July 1, 2007       December 31, 2007        December 31, 2007
                  ---------------     -----------------        -----------------

Actual               $1,000.00           $  948.48                  $ 8.79
Hypothetical
(5% return
before expenses)     $1,000.00           $1,016.18                  $ 9.10

* Expenses are equal to the Fund's annualized expense ratio of 1.79%, multiplied by the average account value over the period, multiplied by 184 days/365 days [number of days in most recent fiscal half-year/365 [or 366](to reflect the one-half year period).

                                       8



(page)                   NORTHQUEST CAPITAL FUND, INC,
                         -----------------------------
                            Schedule of Investments
                            -----------------------
                               December 31, 2007
                               -----------------

                                                                    Fair
COMMON STOCKS - 96.79%                  Shares         Cost         Value
----------------------                  ------         ----         -----
Biotechnology Industry - 3.69%
------------------------------
Amgen Incorp. *                          2,000   $   118,856   $    92,880
                                                    ---------     ---------
Computer Hardware & Software - 8.07%
-------------------------------------
Fiserv Inc. *                            2,500       109,333       138,725
Symantec Corp. *                         4,000        38,022        64,560
                                                    ---------     ---------
                                                     147,355       203,285
                                                    ---------     ---------
Defense Industry - 10.60%
------------------------
General Dynamics Corp.                   3,000       100,926       266,970
                                                    ---------     ---------
Electrical Products/Equipment - 5.94%
-------------------------------------
General Electric                         2,800        91,773       103,796
Technitrol Inc.                          1,600        33,398        45,728
                                                    ---------     ---------
                                                     125,171       149,524
                                                    ---------     ---------
Financial Services - 6.55%
--------------------------
Bank of America                          1,352        46,176        55,784
U.S. Bancorp                             2,500        74,356        79,350
Washington Mutual                        2,200        78,861        29,942
                                                     -------      ---------
                                                     199,393       165,076
                                                     -------      ---------
Food Industry - 2.50%
---------------------
Hershey Company                          1,600        55,426        63,040
                                                    ---------     ---------
Industrials - 7.27%
-------------------
Diebold Inc.                             2,000        81,096        57,960
Donaldson Co.                            1,800        35,487        83,484
Sealed Air                               1,800        39,558        41,652
                                                    ---------     ---------
                                                     156,141       183,096
                                                    ---------     ---------
Insurance - 14.06%
------------------
Allstate Corporation                     1,800        93,537        94,014
Berkshire Hathaway, Class B *               38        89,457       179,968
ChoicePoint Inc. *                       2,200        94,513        80,124
                                                    ---------     ---------
                                                     277,507       354,106
                                                    ---------     ---------

   The accompanying notes are an integral part of these financial statements.
                                       9



(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                      Schedule of Investments (continued)
                      -----------------------------------
                               December 31, 2007
                               -----------------

                                                                    Fair
                                        Shares         Cost         Value
                                        ------         ----         -----
Medical & Drug Industry - 14.03%
-------------------------------
Medtronic, Inc.                          1,800   $    89,689   $    90,486
Pfizer Inc.                              4,000       119,419        90,920
Stryker Corp.                            2,300        72,731       171,856
                                                    ---------     ---------
                                                     281,839       353,262
                                                    ---------     ---------
Natural Gas Distribution - 2.38%
--------------------------------
New Jersey Resources                     1,200        39,123        60,024
                                                    ---------     ---------
Petroleum & Chemical Industry - 8.30%
-------------------------------------
E.I. du Pont de Nemours & Company        1,000        43,680        44,090
Exxon Mobil Corporation                    500        18,755        46,845
3M Company                               1,400       103,918       118,048
                                                    ---------     ---------
                                                     166,353       208,983
                                                    ---------     ---------
Publishers - 4.78%
------------------
McGraw-Hill                               2,750       89,892       120,477
                                                    ---------     ---------
Steel Industry - 2.58%
----------------------
Reliance Steel & Aluminum                 1,200       54,761        65,040
                                                    ---------     ---------
Telecommunications Equip. Industry - 2.15%
------------------------------------------
Cisco Systems *                           2,000       31,657        54,140
                                                    ---------     ---------
Utility (Electric) Industry - 3.89%
-----------------------------------
Exelon Corporation                        1,200       45,254        97,968
                                                    ---------     ---------

TOTAL COMMON STOCKS                              $ 1,889,654     2,437,871
                                                   ----------    ----------

OTHER ASSETS AND LIABILITIES - 3.21%                                80,869
                                                                 ----------

NET ASSETS - 100.00%                                           $ 2,518,740
                                                                 ==========



* Non-income producing during the year.
  The accompanying notes are an integral part of these financial statements.

                                      10



(page)



                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                      Statement of Assets and Liabilities
                      -----------------------------------
                               December 31, 2007
                               -----------------




Assets

Investments in securities at fair value (cost $1,889,654)         $ 2,437,871
Cash                                                                    4,689
Cash, interest bearing                                                 74,240
Dividends and interest receivable                                       4,069
                                                                   -----------

          Total Assets                                              2,520,869
                                                                   -----------


Liabilities

Payable to advisor                                                      2,129
                                                                   -----------

Net Assets                                                        $ 2,518,740
                                                                   ===========

Composition of Net Assets:
  Common stock, at $.001 par value                                $       196
  Paid-in capital                                                   1,970,332
  Accumulated net realized loss on investments                          (   5)
  Net unrealized appreciation of securities                           548,217
                                                                   -----------

Net Assets (equivalent of $12.85 per share based on
195,945 shares outstanding) (Note 4)                              $ 2,518,740
                                                                   ===========
















   The accompanying notes are an integral part of these financial statements.

                                      11



(page)


                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                            Statement of Operations
                            -----------------------
                     For the year ended December 31, 2007
                     ------------------------------------





Investment Income
  Dividends                                                    $ 42,441
  Interest                                                        5,602
                                                               ---------

          Total Income                                           48,043
                                                               ---------

Expenses
  Investment advisory fee (Note 2)                               26,119
  Audit and accounting                                            9,910
  Bank fees                                                          20
  Insurance                                                         936
  Legal services                                                    500
  Office expense                                                    840
  Telephone                                                         924
  Postage and printing                                            2,590
  Registration and fees                                           3,965
  Software                                                          340
  Taxes                                                             570
                                                               ---------


          Total Expenses                                         46,714
                                                               ---------

Net Investment Income                                             1,329
                                                               ---------


Realized and Unrealized Loss from Investments (Note 5)

    Net realized loss on investments                                -
    Net decrease in unrealized appreciation on investments      (98,909)
                                                               ---------

Net realized and unrealized loss from investments               (98,909)
                                                               ---------

Net decrease in net assets resulting from operations           $(97,580)
                                                               =========






   The accompanying notes are an integral part of these financial statements.
                                      12



(page)


                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                      Statements of Changes in Net Assets
                      -----------------------------------
                 For the years ended December 31, 2007 and 2006
                 ----------------------------------------------





                                                          2007          2006
                                                      ------------  ------------
Increase (decrease) in net assets from operations

Net investment income (loss)                          $     1,329   $   (   152)
Net realized gain from investments                           -              503
Unrealized appreciation (depreciation) from
      investments                                         (98,909)      287,256
                                                         ---------     ---------

Net increase (decrease) in net assets resulting
     from operations                                      (97,580)      287,607

Distributions to shareholders from net
     investment income                                    ( 1,329)         -

Capital share transactions (Note 4)                       127,694       138,830
                                                        ----------     ---------

     Increase in net assets                                28,785       426,437


Net Assets
     Beginning of year                                  2,489,955     2,063,518
                                                        ----------    ----------

     End of year (includes $0 and $0 of               $ 2,518,740   $ 2,489,955
     undistributed net investment income,               ==========    ==========
     respectively)


















    The accompanying notes are an integral part of these financial statements.
                                      13



(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                              Financial Highlights
                              --------------------
        For a share of capital stock outstanding throughout the period
        --------------------------------------------------------------
                        For the years ended December 31
                        -------------------------------


                                      2007     2006     2005     2004     2003
--------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period $13.35   $11.77   $11.93   $10.96   $ 9.19
--------------------------------------------------------------------------------
Income from Investment Operations:
Net Investment Income (Loss) (1)        .01      -       (.03)     -       (.02)
Net Realized and Unrealized Gain
(Loss) on Investments                  (.50)    1.58     (.13)     .97     1.79
                                       -----    -----    -----    -----    -----
Total from Investment Operations       (.49)    1.58     (.16)     .97     1.77
--------------------------------------------------------------------------------

Less Distributions from Net
               Investment Income       (.01)     -        -        -        -
--------------------------------------------------------------------------------

Net Asset Value, End of Period       $12.85   $13.35   $11.77   $11.93   $10.96
--------------------------------------------------------------------------------

Total Return (2)                     (3.69%)  13.42%   (1.34%)   8.85%    19.3%
--------------------------------------------------------------------------------

Ratios and Supplemental Data:
Net Assets, end of Period (000's)    $ 2,519  $ 2,490  $ 2,064  $ 1,850  $ 1,715

Ratio of Expenses, after reim-
bursement to Average Net Assets        1.79%    1.82%    1.88%    1.38%    1.38%

Ratio of Expenses, before reim-
bursement to Average Net Assets        1.79%    1.82%    1.88%    1.86%    2.00%

Ratio of Net Investment Income
   (Loss) to Average Net Assets          -        -     (0.31%)     -    (0.19%)

Portfolio Turnover Rate                0.00%    1.67%    0.00%    3.18%   4.64%
--------------------------------------------------------------------------------



1 Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period

2   Total return assumes reinvestment of dividends





    The accompanying notes are an integral part of these financial statements.
                                      14



(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                         Notes to Financial Statements
                         -----------------------------
                               December 31, 2007
                               -----------------




1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Nature of Operations: NorthQuest Capital Fund, Inc. ("the Fund") was incor-porated on January 3, 2001 in New Jersey and commenced investment operations January 15, 2002. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, or when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when re-stricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors in accordance with the Fund's "Fair Value Policy" that has been authorized by the Fund's board. The Board has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

   Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   New Accounting Pronouncements: The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No.48 - Accounting for Uncertainty in Income Taxes on January 1, 2007. FASB Interpretation No.48 requires the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than fifty percent likelihood of being sustained upon examina-tion. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Manage-ment of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

   In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No.157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy

(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                   Notes to Financial Statements (Continued)
                   -----------------------------------------
                               December 31, 2007
                               -----------------




1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   that distinquishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity's own assumptions about market participant assumptions developed based on the best information avail-able in the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which FAS 157 is initially applied. Management is currently eval-uating the application of FAS 157 to the Fund and will provide additional information in relation to FAS 157 on the Fund's semi-annual financial statements for the period ending June 30, 2008.

   Distributions to Shareholders: The Fund intends to distribute to its share-holders substantially all of its net realized capital gains and net invest-ment income, if any, at year-end.

   Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determin-ing gains or losses for financial statements and income tax purposes. Div-idend income is recorded on the ex-dividend date and interest income is re-corded on an accrual basis.

   Estimates: The preparation of financial statements in conformity with gen-erally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.



2. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS

   The Fund has an investment advisory agreement with Emerald Research Corpora-tion ("the Advisor"), whereby the Advisor receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily clos-ing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating ex-penses exceed 1.82%. The Fund's expenses ratio for 2007 was 1.79%; therefore there was no reimbursement for expenses for the year ended December 31, 2007. The Advisor has agreed to pay all IRA custodial fees which amounted to $758 in 2007.

(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                   Notes to Financial Statements (Continued)
                   -----------------------------------------
                               December 31, 2007
                               -----------------




2. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS (Continued)

   The investment advisory fee paid to the Advisor for the year ended December 31, 2007 was $26,119. The Fund owed the Advisor $2,129 as of December 31, 2007 for advisory fees.

   Mr. Peter J. Lencki is President of the Advisor and is also President of the Fund.



3. INVESTMENT TRANSACTIONS

   For the year ended December 31, 2007, purchases and sales of investment se-curities other than short-term investments aggregated $316,792 and $0, respectively.



4. CAPITAL SHARE TRANSACTIONS

   As of December 31, 2007, there were 500,000,000 shares of $.001 par value capital stock authorized.

                                  December 31, 2007         December 31, 2006
                                  -----------------         -----------------
                                 Shares       Amount       Shares       Amount
                                ---------------------     ---------------------

   Shares sold                   15,504    $ 207,852       15,669    $ 194,791
   Shares issued in
    Reinvestment of dividends       103        1,328         -            -
   Shares redeemed              ( 6,149)    ( 81,486)     ( 4,525)    ( 55,961)
                                --------    ---------     --------    ---------
   Net increase                   9,458    $ 127,694       11,144    $ 138,830
                                ========    =========     ========    =========



5. FEDERAL INCOME TAXES

   Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting prin-ciples generally accepted in the United States.

(page)

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                   Notes to Financial Statements (Continued)
                   -----------------------------------------
                               December 31, 2007
                               -----------------




5. FEDERAL INCOME TAXES (Continued)

   At December 31, 2007, the gross unrealized appreciation for all securities totaled $689,136 and the gross unrealized depreciation for all securities totaled $140,919 or a net unrealized appreciation of $548,217. The aggregate cost of securities for federal income tax purposes at December 31, 2007 was $1,889,654.

   As of December 31, 2007, the components of distributed earnings on a tax basis were as follows:
         Undistributed ordinary income        $    -
         Accumulated capital losses           $  (    5)
         Unrealized appreciation              $ 548,217
   The accumulated capital loss carryover expires in 2012.

   The tax character of distributions paid during the years ended December 31, 2007 and 2006 were as follows:

                                           2007              2006
                                          ------            ------
           Net investment income         $ 1,329               -

   For the year ended December 31, 2007 a dividend from net investment income of $.01/share was paid to shareholders of record as of December 28, 2007.



6. LEGAL PROCEEDINGS

   During a routine examination in May, 2003, the Securities and Exchange Com-mission ("SEC") staff questioned the procedure in which shareholders were transferred into the Fund from an affiliated limited partnership ("LP") man-aged by the Advisor. The SEC believed that the limited partners of the LP should have been accepted into the Fund on the same day as opposed to differ-ent days. The Fund and the Advisor have cooperated with the SEC and undertook a procedure to recalculate the shares to the affected shareholders. The af-fected shareholders were issued 1,582 additional shares of the Fund and the Advisor reimbursed the Fund $543 for losses sustained due to redemptions. The administrative proceedings ended in November, 2006.

(page)





            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and
Board of Directors of the
NorthQuest Capital Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of the NorthQuest Capital Fund, Inc., (the "Fund") including the schedule of invest-ments, as of December 31, 2007 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirma-tion of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting princi-ples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits pro-vide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the NorthQuest Capital Fund, Inc. as of December 31, 2007, the results of its oper-ations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




Abington, Pennsylvania                              Sanville & Company
February 16, 2008

(page)
BOARD OF DIRECTORS INFORMATION
NorthQuest Capital Fund, Inc.
December 31, 2007

The Fund's Board of Directors has the ultimate responsibility of running the Fund. Information about the Fund's Directors are provided below. Additional board member information is included in the SAI, which is available free of charge by calling 1-800-698-5261.

INDEPENDENT DIRECTORS
Independent directors received no compensation for year ending December 31,
2007.
                                                                   Other Public
                              Term/Time   Principal Occupation     Company
Name & Age         Position    on Bd.     During Last 5 Years      Directorships
----------         --------  -----------  ---------------------    -------------
Robert S. Keesser  Director  1 Year &      Zone Sales Manager         None
Age 46                       served since  NGK Spark Plug Co.
                             Fund's
                             inception

John G. Padovano   Director  1 Year &       President                 None
Age 59                       served since  Rand Direct, Inc.
                             Fund's        A contract packaging
                             inception     & distribution company

Robert R.Thompson  Director  1 Year &      Vice-President/Owner       None
Age 52                       served since  Automotive Parts Dist.
                             Fund's        Thompson & Co.
                             inception

INTERESTED DIRECTOR
Peter J. Lencki    Director  1 Year &      Portfolio Manager          None
Age 53             President served since  NorthQuest Capital Fund
                             Fund's
                             inception

Directors of the Fund are considered "Interested Directors", as defined in the Investment Company Act of 1940, because these individuals are affiliated with the Fund's Investment Adviser. Mr. Peter Lencki is president/owner in the Fund's Investment Adviser.

BOARD DISCUSSION ON RENEWING FUND'S ADVISORY CONTRACT
The Board renewed the advisory contract with Emerald Research Corp. ("ERC") on June 18, 2007 (effective August 10, 2007 to August 10, 2008) for the following reasons.
 1. The annual advisory fee of 1% was fair and reasonable when compared to fees paid by other Funds.
 2. The Advisor agree to reimburse the Fund if the Fund's total expenses were greater than 1.82% effective 08/10/07 (2006 advisory contract was 1.88%).
 3. The advisor continues to run the Fund's compliance program at no additional cost.
 4. The Fund's brokerage commission costs have been low due to the Fund's low turnover rate (0% for the first six months of 2007).
 5. The Board reviewed the financial condition of the adivsor and found it satisfactory. There was no reason for the Board to challenge the advisory fee based on the advisors's financial position (such as excessive profits).

PROXY VOTING INFORMATION
The Fund's proxy voting policies, procedures, and voting records relating to common stock securities in the Fund's investment portfolio are available with-out charge, upon request, by calling the Fund's toll-free telephone number
                                      20



(page)
PROXY VOTING INFORMATION (Continued)
1-800-698-5261. The Fund will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery. The Fund's proxy information is also available on the Securities and Exchange Commission website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's web site at http:// www.sec.gov. or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).
















































                                      20a



(page)



                              Investment Advisor
                              ------------------

                         Emerald Research Corporation
                                16 Rimwood Lane
                              Colts Neck, NJ 07722



                                   Custodian
                                   ---------

                         Charles Schwab & Company, Inc.
                                70 White Street
                              Red Bank, NJ 07701



                                 Transfer Agent
                                 --------------

                         Emerald Research Corporation
                                16 Rimwood Lane
                              Colts Neck, NJ 07722



                 Independent Registered Public Accounting Firm
                 ---------------------------------------------

                               Sanville & Company
                               1514 Old York Road
                               Abington, PA 19001



                                 Legal Counsel
                                 -------------

                              The Sourlis Law Firm
                                  The Galleria
                                2 Bridge Avenue
                               Red Bank, NJ 07701







This report and the financial statements contained herein are submitted for the general information of shareholders and not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of NorthQuest Capital Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and material information.





(page)

Item 2. Code of Ethics.
                                 CODE OF ETHICS

Pursuant to the requirements of Section 406 and 407 of the Sarbanes-Oxley Act of 2002, the NorthQuest Capital Fund, (the "Fund"), hereby adopts the following Code of Ethics, which applies to the Fund's principal executive (Peter Lencki), chief financial officer (Peter Lencki), and accounting officers or persons per-forming similar functions regardless of whether these individuals are employed by the Fund or a third party, is designed to deter wrongdoing and to promote:

 a) Honest and ethical conduct, including the ethical handling of actual and ap-parent conflicts of interest between personal and professional relation-ships;
 b) Full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission and in all public communications.
 c) Compliance with all applicable governmental laws, rules and regulations;
 d) Prompt internal reporting of violations of the code, should any occur, to any of the principal officers of the Fund and all appropriate persons ident-ified in the code; and
 e) The principal executive officer of the Fund will be held accountable for adherence to the code as presented above.


Item 3. Audit Committee Financial Expert.

    The Fund has assets of 2.5 million and has no audit committee and therefore has no audit committee financial expert. The Fund's officers and board of directors, which consists of independent directors that control 75% of the board, oversee and review all Fund reports. The current Fund auditor is John Townsend of Sanville & Company. Mr. Townsend conducts the various Fund audits and continues to indicate satisfaction with the Fund's internal controls, security certificate inspections, and other Fund reporting. At this time the Fund believes it has adequate supervision over its accounting procedures, practices and reporting.


Item 4-8. (Reserved)


Item 9. Controls and Procedures.

   Peter J. Lencki is the president and chief financial officer of the Fund. He handles all financial matters of the Fund and has provided the internal con-trol procedures to produce detailed and accurate reports in all financial matters involving Fund operations. Peter J. Lencki reports to the board of directors on a continuous basis. Mr. Lencki is also president and owner of the investment adviser, the Emerald Research Corporation. Auditors have re-viewed the Internal Control exercised by the Fund during this past year and found no material weaknesses.


Item 10. Exhibits.

   A. Code of Ethics.
      Filed under Item 2 Code of Ethics above




                                      ii



(page)
   B. Certification.
                               CERTIFICATION

I, Peter J. Lencki, certify that:

1. I have prepared this report on Form N-CSR for the NorthQuest Capital Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement, a material fact or omit to state a material fact necessary to make the statement made, in light of the circumstances under which such statements were made, misleading with respect to the period covered by this report:

3. Based on my knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects, and cash flows (if the financial statements are required to include a state-ment of cash flows) of the investment company as of, and for, the periods presented in the report;

4. The Fund is small and has about 2.5 million dollars in total assets. Mr. Peter J. Lencki, President and Chief Financial Officer, is the certifying officer of the Fund. Peter J. Lencki is responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and has:
   a) designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known by him to all others associated with the Fund, particularly during the period which this report is being prepared;
   b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our super-vision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for exter-nal purposes in accordance with generally accepted accounting principles;
   c) evaluated the effectiveness of the investment company's disclosure con-trols and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
   d) Peter J. Lencki has evaluated and believes that the effectiveness of the disclosure controls and procedures produces a satisfactory evaluation of the Fund's financials reported in the audited annual report given above as of the Evaluation Date;

5. The Board of Directors and I have discused, based on our most recent evaluation, to the registrant's auditors:
   a) that we were satisfied that there were no significant deficiencies in the design or operation of internal controls which could adversly affect the registrant's ability to record, process, summarize, and report financial data; and
   b) that there was no fraud, whether or not material, that involves management or other employees who might have a role in internal controls; and

6. I hereby state in this report that there are no changes in internal controls or other factors that significantly affect internal controls subsequent to the date our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

   Date:  02/16/08
                                                     /s/ Peter J. Lencki
                                                         ---------------
                                                         Peter J. Lencki
                                                         President
                                                         Chief Financial Officer
                                      iii



(page)


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


   (Registrant)                                    NorthQuest Capital Fund, Inc.

   By (Signature and Title)                          /s/ Peter J. Lencki
                                                         ---------------
                                                         Peter J. Lencki
                                                         President
                                                         Chief Financial Officer
   Date:  02/16/08




   By the Commission

                            Margaret H. McFarland
                            Deputy Secretary

   Dated: January 27, 2003

































                                      iv